Exhibit 99.1
January 29, 2021

To Our Members:

While the COVID-19 pandemic continues to impact the businesses and communities you serve throughout our District, the Federal Home Loan Bank of Chicago (FHLBank Chicago) remains financially strong and committed to support you through these challenging times.

We are pleased to announce that, based on our preliminary financial results for the fourth quarter of 2020, the Board of Directors of FHLBank Chicago declared a dividend of 5.00% (annualized) for Class B1 activity stock, unchanged from eight previous quarters. FHLBank Chicago pays a higher dividend per share on your activity stock to recognize members that support the entire cooperative through the use of our products. The higher dividend received on Class B1 activity stock has the effect of lowering your borrowing costs, and this benefit has increased on a relative basis as the Federal Reserve cut short-term interest rates twice in 2020. We expect to maintain a 5.00% (annualized) dividend for Class B1 activity stock for the first and second quarters of 2021, based on current projections and assumptions regarding our financial condition. We are providing this information to assist you in planning your advance, letters of credit, and Mortgage Partnership Finance® (MPF®) Program on-balance sheet products activity with us.

Based on our preliminary financial results for the fourth quarter of 2020, the Board of Directors of FHLBank Chicago declared a dividend of 2.00% (annualized) for Class B2 membership stock. Given the current interest rate environment, we reduced the B2 dividend to be more aligned with current market rates.

The dividend for the fourth quarter of 2020 will be paid by crediting your DID account on February 11, 2021. Any future dividend payments remain subject to determination and declaration by our Board of Directors and may be impacted by further changes in financial or economic conditions, regulatory and statutory limitations, and any other relevant factors.

We remain committed to meeting your liquidity and funding needs in all economic environments, and through any additional challenges that may lie ahead. As always, thank you for your membership in the Federal Home Loan Bank of Chicago.

Best regards,

Michael Ericson
President and CEO

Exhibit 99.1

Forward-Looking Information: This letter contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any projections or guidance of dividends or other financial items; any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the impact of the COVID-19 pandemic on the global and national economies and on our and our members’ businesses, maintaining compliance with regulatory and statutory requirements (including relating to our dividend payments and retained earnings), a decrease in our levels of business which may negatively impact our results of operations or financial condition, the reliability of our projections, assumptions, and models on future financial performance and condition, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to execute our business model and to pay future dividends (including enhanced dividends on activity stock), our ability to meet required conditions to repurchase or redeem excess capital stock from members, including maintaining compliance with our minimum regulatory capital requirements and determining our financial condition is sound enough to support such repurchases and redemptions, our ability to continue to offer the Reduced Capitalization Advance Program, our ability to implement product enhancements and new products, the impacts of changes to Federal Home Loan Bank membership requirements, capital requirements and guidance, and liquidity requirements and guidance by the Federal Housing Finance Agency, the loss of members through mergers and consolidations, our ability to protect the security of its information systems and manage any failures, interruptions, or breaches, uncertainties relating to the potential phase-out of the London Interbank Offered Rate (LIBOR), and the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's website at fhlbc.com. We assume no obligation to update any forward-looking statements made in this letter. “Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago.